UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

000-17781	77-0181864

(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014

(Address of principal executive offices)	(Zip code)
(408) 517-8000

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 28, 2005, Symantec Corporation (the “Registrant”) issued a press release announcing results for the fiscal quarter ended July 1, 2005. A copy of the press release is attached as Exhibit 99.1. The information in this report shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Symantec Corporation dated July 28, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2005	SYMANTEC CORPORATION
	By:	/s/ Arthur F. Courville
Arthur F. Courville
Senior Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release issued by Symantec Corporation dated July 28, 2005.